UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of Registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

0-27570	56-1640186
(Commission file Number)	(IRS Employer ID Number)

929 North Front Street, Wilmington, North Carolina 28401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 910-251-0081

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications material pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications material pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2009, the Company issued a press release announcing its financial and operating results for the three months and nine months ended September 30, 2009, revised 2009 financial guidance and several strategic initiatives. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information furnished in this Item, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated October 27, 2009 of Pharmaceutical Product Development, Inc. announcing its financial and operating results for the three months and nine months ended September 30, 2009, revised 2009 financial guidance and several strategic initiatives. (Furnished pursuant to Item 2.02, not filed; see Item 2.02 above.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pharmaceutical Product Development, Inc.

Date: October 27, 2009	By:	/S/ DANIEL DARAZSDI
	Name:	Daniel Darazsdi
	Title:	Chief Financial Officer